CAPSTONE INDUSTRIES, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004



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                            CAPSTONE INDUSTRIES, INC.
                                TABLE OF CONTENTS
                           DECEMBER 31, 2005 AND 2004


                                                                         PAGE

INDEPENDENT AUDITOR'S REPORT                                                1

FINANCIAL STATEMENTS

    Balance Sheets                                                          2

    Statements of Operations and Retained Earnings                          3

    Statements of Cash Flows                                                4

    Notes to the Financial Statements                                     5-9













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                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Capstone Industries, Inc.
Deerfield Beach, Florida


We have audited the accompanying balance sheets of Capstone Industries, Inc. (the "Company"), as of December 31, 2005 and 2004, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capstone Industries, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                    /s/ Goldstein Lewin & Co.
                                                    Certified Public Accountants

Boca Raton, Florida
January 10, 2007

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                            CAPSTONE INDUSTRIES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                     ASSETS                                           2005                 2004
                                                               -----------------    -----------------
CURRENT ASSETS
     Cash and Cash Equivalents                             $            101,021  $            69,440
     Accounts Receivable                                                300,463              132,983
     Inventory                                                           15,805              350,558
     Loan Receivable                                                     51,500                    -
     Due from Related Parties                                            25,005               52,282
                                                               -----------------    -----------------
                   Total Current Assets                                 493,794              605,263
PROPERTY AND EQUIPMENT, Net                                               7,065               18,684
OTHER ASSETS                                                              5,624                2,500
                                                               -----------------    -----------------
                                                           $            506,483  $           626,447
                                                               =================    =================
           LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
     Accounts Payable and Accrued Liabilities              $            125,255  $            98,858
     Line of Credit                                                           -              285,000
     Note Payable - Stockholder                                               -               30,000
                                                               -----------------    -----------------
                   Total Current Liabilities                            125,255              413,858
                                                               -----------------    -----------------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
     Common Stock - Par Value $1.00; 1,000,000 Shares
        Authorized; 100 Shares Issued and Outstanding                       100                  100
     Additional Paid-in Capital                                             900                  900
     Retained Earnings                                                  380,228              211,589
                                                               -----------------    -----------------
                                                                        381,228              212,589
                                                               -----------------    -----------------
                                                           $            506,483  $           626,447
                                                               =================    =================


                           The Accompanying Notes are
                 an Integral Part of these Financial Statements


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                            CAPSTONE INDUSTRIES, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                   2005                     2004
                                                           ---------------------    ---------------------
REVENUE                                                $              2,167,369  $             1,254,788
RETURNS AND ALLOWANCES                                                  (84,463)                 (65,636)
                                                           ---------------------    ---------------------
     Revenue, Net                                                     2,082,906                1,189,152
COST OF GOODS SOLD                                                    1,401,918                  715,329
                                                           ---------------------    ---------------------
                     Gross Profit                                       680,988                  473,823
                                                           ---------------------    ---------------------
OPERATING EXPENSES
     General and Administrative                                         404,551                  500,898
     Product Development                                                 28,678                   37,813
     Selling                                                             79,120                  120,195
                                                           ---------------------    ---------------------
                     Total Operating Expenses                           512,349                  658,906
                                                           ---------------------    ---------------------
                     Income (Loss) from Operations                      168,639                 (185,083)
OTHER INCOME
     Miscellaneous Income                                                     -                      967
                                                           ---------------------    ---------------------
Net Income (Loss)                                                       168,639                 (184,116)
Retained Earnings, Beginning                                            211,589                  395,705
                                                           ---------------------    ---------------------
Retained Earnings, End                                 $                380,228  $               211,589
                                                           =====================    =====================


                           The Accompanying Notes are
                 an Integral Part of these Financial Statements



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                            CAPSTONE INDUSTRIES, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004

CASH FLOWS FROM OPERATING ACTIVITIES                                              2005                 2004
                                                                            -----------------    ------------------
     Net Income (Loss)                                                   $           168,639  $           (184,116)
     Adjustments to Reconcile Net Income (Loss) to Net
       Cash Provided by (Used in) Operating Activities:
        Depreciation                                                                  11,619                14,552
        Change in Assets and Liabilities:
           (Increase) Decrease in:
              Accounts Receivable                                                   (167,480)              554,314
              Inventory                                                              334,753              (247,453)
              Other Assets                                                            (3,124)                    -
            Increase (Decrease) in:
              Accounts Payable and Accrued Liabilities                                26,397              (254,648)
                                                                            -----------------    ------------------
                  Net Cash Provided by (Used In) Operating Activities                370,804              (117,351)
                                                                            -----------------    ------------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Property and Equipment                                                    -               (13,750)
     Advances on Loan Receivable                                                     (51,500)                    -
     Repayments from Related Parties                                                  27,277                30,000
                                                                            -----------------    ------------------
                  Net Cash Provided by (Used In) Investing Activities                (24,223)               16,250
                                                                            -----------------    ------------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Borrowings (Repayments) on Line of Credit                                      (285,000)              285,000
     Repayments to Stockholder, Net                                                  (30,000)             (140,000)
                                                                            -----------------    ------------------
                  Net Cash Provided by (Used In) Financing Activities               (315,000)              145,000
                                                                            -----------------    ------------------
                  Increase in Cash and Cash Equivalents                               31,581                43,899
Cash and Cash Equivalents:
     Beginning                                                                        69,440                25,541
                                                                            -----------------    ------------------
     End                                                                 $           101,021  $             69,440
                                                                            =================    ==================
Supplemental Schedule of Cash Flow Information:
     Cash Paid for Interest                                              $             9,180  $              6,804
                                                                            =================    ==================


                           The Accompanying Notes are
                 an Integral Part of these Financial Statements


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                            CAPSTONE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS



NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Capstone Industries, Inc. (the "Company") was incorporated in Florida on May 15, 1996 and is engaged primarily in the business of wholesaling novelties to retailers throughout the United States.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less at the date of acquisition to be cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

An allowance for doubtful accounts is established as losses are estimated to have occurred through a provision for bad debts charged to earnings. The allowance for bad debts is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the receivables. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available.

As of December 31, 2005 and 2004, management has determined that the accounts receivable are fully collectible. As such, management has not recorded an allowance for doubtful accounts.

INVENTORY

Inventory, consisting of finished goods, is recorded at the lower of cost (first in, first out) or market.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset. No impairments were recognized by the Company during 2005 or 2004.

REVENUE RECOGNITION

Product sales are recognized when an agreement of sale exists, product delivery has occurred, pricing is final or determinable, and collection is reasonably assured.



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                            CAPSTONE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCRUED LIABILITIES

Accrued liabilities contained in the accompanying balance sheet include accruals for estimated amounts of credits to be issued in future years based on potentially defective products, other product returns and various allowances. These estimates could change significantly in the near term.

ADVERTISING

Costs of advertising, included in selling expenses, are expensed as incurred and amounted to $10,853 and $4,950 for the years ended December 31, 2005 and 2004, respectively.

INCOME TAXES

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

SHIPPING AND HANDLING

The Company's shipping and handling costs are included in selling expenses and amounted to $19,405 and $17,333 for the years ended December 31, 2005 and 2004, respectively.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and the differences could be material.


NOTE 2:           CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to credit risk consist principally of accounts receivable.

The Company grants credit to its customers, substantially all of whom are retail establishments located throughout the United States. The Company typically does not require collateral from customers. Credit risk is limited due to the financial strength of the customers comprising the Company's customer base and their dispersion across different geographic regions. The Company monitors exposure to credit losses and maintains allowances for anticipated losses, as considered necessary under the circumstances.





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                            CAPSTONE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 3:           PROPERTY AND EQUIPMENT

Property and Equipment at December 31, 2005 and 2004 consists of:

                                                                                                        LIFE IN
                                                               2005                2004                  YEARS
                                                           -------------       ---------------       ---------------
         Furniture and Fixtures                        $         22,686     $        22,686                5
         Machinery and Equipment                                 74,764              74,764                3
         Leasehold Improvements                                  11,975              11,975                3
                                                           -------------       ---------------

                                                                109,425             109,425
         Less:  Accumulated Depreciation                       (102,360)            (90,741)
                                                           -------------       ---------------

                                                       $          7,065     $        18,684
                                                           =============       ===============


NOTE 4:           LINE OF CREDIT

The Company has a line of credit with a financial institution with an available limit of $300,000. The line is due on demand and requires monthly payments of interest at prime plus 1% (8.25% and 6.25% as of December 31, 2005 and 2004, respectively). The sole stockholder of the Company and a related corporation that is wholly owned by the same stockholder guarantee the line. The line is collateralized by substantially all of the Company's assets. As of December 31, 2005 the Company did not have an outstanding balance related to the line of credit. As of December 31, 2004, the outstanding balance was $285,000. Interest expense charged to operations related to the line of credit amounted to $7,884 and $7,841 for the years ended December 31, 2005 and 2004, respectively.

The line of credit expired on September 12, 2006, and the Company did not renew the line. On September 15, 2006, the Company was acquired by China Direct Trading Corp. (Note 8).


NOTE 5:           RELATED PARTY TRANSACTIONS

At December 31, 2004, the Company had working capital advances receivable from an affiliated company of $27,277, which the Company collected during 2005. The advances were non-interest bearing and due on demand. The affiliated company also provided employees and services to the Company in exchange for a management fee. The management fee charged by the affiliated company for the years ended December 31, 2005 and 2004 amounted to $243,545 and $271,749, respectively, of which $23,017 was included in accounts payable at December 31, 2004.

At December 31, 2005 and 2004, the Company had an unsecured, noninterest-bearing receivable of $25,005 from its stockholder. This receivable had no specific repayment terms. During July 2006, the Company charged this balance to a stockholder distribution.

During 2004, the Company borrowed funds from the sole stockholder. The outstanding balance was due on demand and required monthly payments of interest at 4.75%. The total outstanding balance of $30,000 at December 31, 2004 was repaid in full during 2005, along with interest of $215.



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                            CAPSTONE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 6:           COMMITMENTS AND CONTINGENCIES

LICENSE AGREEMENT

The Company has entered into royalty agreements for design and marketing services. These agreements call for royalty payments to be paid either at fixed periodic amounts or at varying rates, based on sales volume of specific products. Royalty expense under these agreements, included in selling expenses on the statements of operations and retained earnings, amounted to $38,037 and $80,686 for the years ended December 31, 2005 and 2004, respectively.

OPERATING LEASE

The Company's operating facility is owned by an affiliated company. Charges for rent are included as part of its management fee. Prior to the lease expiration date of June 14, 2005, the Company also leased office space pursuant to a non-cancelable operating lease. The lease provided for fixed monthly payments of $2,061 plus sales tax and a pro-rata share of the common area maintenance expenses. Rent expense, included in general and administrative expenses, for the years ended December 31, 2005 and 2004 amounted to $17,923 and $35,511, respectively.


NOTE 7:           CONCENTRATIONS

MAJOR CUSTOMERS

The Company had six customers who comprised at least ten percent of gross revenue during either 2005 or 2004. The percentage of gross revenue and the accounts receivable from each of these customers is as follows:

                                    Gross Revenue (%)                  Accounts Receivable


                                2005                 2004                 2005                2004
                            -------------        --------------        ------------       ---------------
Customer A                            35%                   7%      $       81,000     $               -
Customer B                            20                    -                    -                     -
Customer C                            13                   13              212,493                 6,722
Customer D                             5                   27                    -                30,688
Customer E                             4                   21                    -                 2,641
Customer F                             -                   15                    -                32,393
                            -------------        --------------        ------------       ---------------

                                      77%                  83%      $      293,493     $          72,444
                            =============        ==============        ============       ===============


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                            CAPSTONE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

NOTE 7:           CONCENTRATIONS (CONTINUED)

MAJOR VENDORS

The Company purchased 90% of its products from a single wholesale vendor in 2004 and had accounts payable to that vendor at December 31, 2004 totaling $17,286. During 2005, the Company made purchases from this vendor amounting to 54% of its total purchases and made purchases from another wholesale vendor amounting to 44% of its total purchases. There were no accounts payable to either of these vendors at December 31, 2005. Both of these wholesale vendors acquire product from numerous manufacturers.


NOTE 8:  SUBSEQUENT EVENT

On September 15, 2006, the Company and its stockholder entered into a Stock Purchase Agreement (the "Agreement") with China Direct Trading Corp. ("China Direct"). Under the Agreement, China Direct acquired 100% of the outstanding shares of the Company's common stock in exchange for cash and preferred stock of China Direct, which is convertible into China Direct common stock. These shares are "restricted" securities, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended.

The Company continues to operate as a wholly-owned subsidiary of China Direct, with the Company's former stockholder continuing to serve as its chief executive officer.


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         (b) Pro forma financial presentation




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